(ICON)

Prudential
Developing
Markets
Equity
Fund

SEMI
ANNUAL
REPORT

Nov. 30, 1999

A Message from the Fund's President          January 7, 2000
(PHOTO)

Dear Shareholder,

Prudential Developing Markets Equity Fund's Class A shares returned 27.07% over the six-month reporting period ended
November 30, 1999. The Fund significantly out-performed the
19.80% return posted by the Lipper Emerging Markets Funds
Average.

For most of the reporting period, our country selection was an important contributor to performance. Specifically, our overweight positions in Mexico, Brazil, Korea, India and South Africa benefited the Fund, given the strong price appreciations seen in these markets during the period.
Our sector and stock selection was also an important contributor to performance. Our portfolio is constructed along a barbell structure of growth stocks and deep value commodity stocks. Both sectors performed extremely well during the fiscal year. Our growth stocks were concentrated along the telecom and media sectors, which saw their valuations re-rated upward on a global basis. On the other hand, our commodity stocks performed well as commodity prices worldwide continue to rebound.

In the following report, Portfolio Manager Maria Elena
Carrion explains why Prudential Developing Markets
Equity Fund performed so well, and why it can be an important part of an investor's portfolio. Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Developing Markets Equity Fund

Performance Review

(PHOTO)

Maria Elena Carrion
Fund Manager

Investment Goals and Style
Prudential Developing Markets Equity Fund's objective is long-term growth of capital. We pursue our objective by investing primarily in equity-related securities of companies whose principal activities are in countries that are defined as developing by the International Finance Corporation, the World Bank, or the United Nations. The Fund looks for above-average growth in earnings per share; high return on invested capital; healthy balance sheets; strong competitive advantages;
effective research, product development, and marketing; efficient service; pricing flexibility; strength of management; and a security's price. There can be no assurance that the Fund's investment objective will be achieved.

Starting off the period
The Fund had very positive returns overall; however, early in the reporting period, the Fund's performance was hurt by its slight underweight in Asian markets, as compared to its competitive benchmark. It was in Asian markets that we saw the highest returns for the second quarter of 1999--a 60% return in Asia versus 30% in Latin America and 11% in emerging Europe/Middle East/Africa. However, the effect of our underweight in Asia was partially offset by our strong performance in Latin America. The Fund was able to rebound since it was overweight--had heavier exposure to Latin American holdings in Brazil and Mexico--when our six-month reporting period began in June 1999.

Getting better as we move along
As 1999 progressed from summer into fall, investors continued to feel that the world was a safe place to invest their money since many global economies continued to recover. Stock markets rose in many countries that experienced significant drops in the last few years. Developing markets were no exception, and most countries in this arena benefited from this resurgence. Moreover, our overweight position in South African gold stocks, which experienced a strong rally toward the close of the third quarter, also bolstered the Fund's healthy return.

However, our country exposure in emerging Europe was one of the biggest detractors from our performance.
We were underweight in our exposure to stocks in the Greek market, which rallied 33% for the third quarter of 1999, and we were overweight in Russian stocks, which declined for a good portion of the period.

Finishing ahead
Most developing markets continued their rally to the end of our reporting period--the fall of 1999. A key factor behind the Fund's strong performance at this time was our overweight position, compared to our competitive benchmark, in Latin America--especially
Brazil and Mexico. Each rallied in excess of 15% in November 1999. Furthermore, in Asia, our overweight position in Korean stocks continued to pay off as this market increased in value in excess of 20% in November
1999. Other key driving forces behind performance in the fall of 1999 included our holdings in Russia, Egypt, and South Africa.

Looking Ahead
A plethora of opportunities
We continue to believe that the developing markets' asset class could be entering a new period of outperformance after multiple years of poor performance. We look for this to be driven by an acceleration in global growth, a reduction in systemic risk due to the prevalence of free-floating exchange rates, and attractive valuations.

We continue to have a favorable outlook and plan to be overweight, compared to our competitive benchmark, in Latin America. Our focus will likely remain centered on holdings in Mexico and Brazil. In Mexico, the catalyst for continued strong performance could be an acceleration of Gross Domestic Product (GDP) growth in the year 2000. In Brazil, our current strategy is to look for the best bargains, particularly in the telecommunications sector.

Within Asia, our emphasis will likely continue to be on holdings in Korea and India. In Korea, strong earnings growth should continue as a result of restructuring and deleveraging, while in India the prospects for improved structural reforms have improved after recent government elections.

Performance at a Glance

Cumulative Total Returns1                             As of 11/30/99
                                           Six                  One               Since
                                          Months                Year            Inception2
Class A                               27.07%  (26.67%)     44.57% (44.12%)    29.10% (28.70%)
Class B                               26.66   (26.26)      43.60  (43.15)     27.80  (27.40)
Class C                               26.66   (26.26       43.60  (43.15)     27.80  (27.40)
Class Z                               27.18   (26.79)      44.97  (44.52)     29.60  (29.20)
Lipper Emerging Markets Fd. Avg.3     19.80                42.36              24.98

Average Annual Total Returns1                             As of 12/31/99
                    One                 Since
                    Year             Inception2
Class A        63.22%  (62.78%)     26.45% (26.22%)
Class B        64.52   (64.05)      27.03  (26.79)
Class C        66.82   (66.36)      28.50  (28.26)
Class Z        71.26   (70.79)      30.62  (30.39)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception date: Class A, B, C, and Z, 6/26/98.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Emerging Markets Fund category. The Lipper average is unmanaged. Emerging Markets funds seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

Review Cont'd.

In addition, we will also focus on natural resource stocks in both South Africa and Russia--both should benefit from higher commodity prices in this rebounding world economy.

Geographic Concentration
Expressed as a percentage of net assets
as of 11/30/99

Asia & Pacific Basin     37.5%
Latin America            31.8
Africa                   14.1
Russia                    9.1
Continental Europe        3.8
Cash & Equivalents        3.7


Five Largest Holdings
Expressed as a percentage of net assets
as of 11/30/99

Surgutneftegaz (ADR)       4.5%
Russia--Oil & Gas
Exploration/Production

LUKoil Holding (ADR)       4.2
Russia--Oil & Gas
Exploration/Production

Billiton PLC               2.7
South Africa--Mining
and Commodities

Gold Fields, Ltd.          2.3
South Africa--Gold Mines

Barlow, Ltd.               2.3
South Africa--Conglomerate

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual funds 24 hours a day through our website and automated phone service.
At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Prudential is committed to meeting shareholders' needs. That is why we continue to upgrade and make improvements to our website. Please send us your comments about how we can continue to improve our site to meet your needs.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific
Prudential mutual funds.

Mutual Fund Automated Service: (800) 225-1852

Main Menu                  Submenus
1. Account information     1. Account balance
                           2. Transactions
                           3. Order forms
2. Prices and yields
3. Transactions
4. Order checks and statements
5. PIN change

Portfolio of Investments as
of November 30, 1999                  PRUDENTIAL DEVELOPING MARKETS FUND
(Unaudited)                           PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.9%
COMMON STOCKS--86.4%
------------------------------------------------------------
Brazil--6.1%
  20,900     Aracruz Celulose SA (ADR)              $   425,838
  10,200     Companhia Vale do Rio Doce                 197,051
15,500,000   Sider Nacional Cia                         531,981
   1,600     Sider Nacional Cia (ADR)                    50,800
   4,800     Telecomunicacoes Brasileiras SA
                (ADR)(a)                                435,600
                                                    -----------
                                                      1,641,270
------------------------------------------------------------
Chile--2.6%
  57,700     Antofagasta Holdings PLC                   386,217
  11,600     Sociedad Quimica y Minera de Chile
                SA (Series B shares) (ADR)              329,875
                                                    -----------
                                                        716,092
------------------------------------------------------------
Egypt--2.5%
  17,900     Al-Ahram Beverages Co. S.A.E.
                (GDR)(a)                                289,085
  11,400     Egypt Mobile Phone                         389,078
                                                    -----------
                                                        678,163
------------------------------------------------------------
Hungary--1.8%
   6,000     BorsodChem Rt. (GDR)                       183,780
   6,100     Gedeon Richter Rt.                         313,956
                                                    -----------
                                                        497,736
------------------------------------------------------------
India--9.1%
   1,770     Infosys Technologies, Ltd. (ADR)(a)        364,620
     100     Larsen & Toubro, Ltd.                        2,238
  19,800     Larsen & Toubro, Ltd. (GDR)                443,124
  20,200     Ranbaxy Laboratories, Ltd. (GDR)(a)        462,176
   9,400     Reliance Industries, Ltd. (GDR)(a)         125,208
   2,000     Satyam Infoway, Ltd. (ADR)(a)              234,875
  25,100     State Bank of India (GDR)                  307,977
  22,800     Videsh Sanchar Nigam, Ltd. (GDR)(a)        518,700
                                                    -----------
                                                      2,458,918
Indonesia--0.7%
  19,500     PT Hanjaya Mandala Sampoerna Tbk       $    44,457
  51,500     PT Indofood Sukses Makmur Tbk               56,422
   8,000     PT Indosat (Persero) Tbk                    11,167
 126,500     PT Ramayana Lestari Sentosa Tbk             80,735
                                                    -----------
                                                        192,781
------------------------------------------------------------
Mexico--12.6%
 132,000     Alfa SA (Series A shares)                  573,121
  78,000     Fomento Economico Mexico SA de CV(a)       292,293
  67,800     Grupo Carso Global Telecom                 532,612
 125,300     Grupo Mexico (Series B shares)             518,758
  18,000     Grupo Radio Centro SA de CV (ADR)           99,000
   7,300     Grupo Televisa SA (ADR)                    356,331
  13,200     Panamerican Beverages, Inc. (Class A
                shares)                                 247,500
   3,500     Telefonos de Mexico SA (ADR)
                (Class L shares)                        323,969
  37,000     Tubos de Acero de Mexico SA                468,195
                                                    -----------
                                                      3,411,779
------------------------------------------------------------
The Philippines--1.1%
 515,000     Ayala Land, Inc.                           121,842
  16,820     Metropolitan Bank & Trust Co.              121,022
 301,800     SM Prime Holdings (Class B shares)          47,846
                                                    -----------
                                                        290,710
------------------------------------------------------------
Poland--2.0%
  21,200     KGHM Polska Miedz SA (GDR)                 272,420
  13,600     Powszechny Bank Kredytowy SA (GDR)         262,888
                                                    -----------
                                                        535,308
------------------------------------------------------------
Russia--9.1%
  25,300     AO Tatneft (ADR)                           110,688
  33,700     LUKoil Holding (ADR)                     1,137,375
 128,900     Surgutneftegaz (ADR)                     1,208,438
                                                    -----------
                                                      2,456,501

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of November 30, 1999                  PRUDENTIAL DEVELOPING MARKETS FUND
(Unaudited)                           PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
South Africa--11.6%
 108,800     AECI, Ltd.                             $   222,778
 105,700     Barlow, Ltd.                               615,072
 152,800     Billiton PLC(a)                            740,227
 141,300     Gold Fields, Ltd.                          634,683
  49,000     Harmony Gold Mining Co., Ltd.              317,255
  68,500     Sappi, Ltd.                                614,260
                                                    -----------
                                                      3,144,275
------------------------------------------------------------
South Korea--13.6%
  12,800     Housing & Commercial Bank, Korea           358,853
   9,900     Hyundai Electronics Industries Co.         203,252
   9,700     Hyundai Motor Company, Ltd.                196,636
   7,400     Keumkang Development Ind. Co.               82,985
   3,700     Korea Electric Power Corp.                 146,819
   7,400     Korea Technology Banking Co.               103,877
  11,690     L.G. Chemical, Ltd.                        348,910
   4,532     L.G. Securities Co.                        107,118
   4,400     Pohang Iron & Steel Co., Ltd. (ADR)        158,125
   2,660     Pusan City Gas Co., Ltd.                    62,183
  18,490     Samsung Corporation                        384,394
   7,580     Samsung Electro-Mechanics Co.              588,484
   2,744     Samsung Electronics (GDR)                  568,092
  14,600     Shinhan Bank                               170,024
   2,529     Sindo Ricoh Co.(a)                          81,809
   5,100     SK Corp.                                   128,462
     210     SK Telecom Co., Ltd. (ADR)                   4,974
                                                    -----------
                                                      3,694,997
------------------------------------------------------------
Taiwan--9.7%
  18,900     Acer, Inc. (GDR)(a)                        219,240
  21,570     Advanced Semiconductor Engineering,
                Inc. (GDR)(a)                           481,011
  30,852     Asustek Computer, Inc. (GDR)               485,302
 262,256     Bank Sinopac                               152,344
  34,500     Cathay Life Insurance Co., Ltd.             83,867
  36,000     Chinatrust Commercial Bank                  33,983
  56,800     Compal Electronics, Inc.                   181,115
  81,000     Far Eastern Textile, Ltd.                  139,369
  99,000     Formosa Plastics Corp.                     184,404
   2,682     Quanta Computer, Inc.                  $    20,829
 268,800     Taishin International Bank                 165,481
   4,000     Taiwan Semiconductor Manufacturing
                Co. (ADR)                               143,320
  52,890     Taiwan Semiconductor Manufacturing
                Co.                                     247,961
  36,000     United Microelectronics Corp., Ltd.        101,152
                                                    -----------
                                                      2,639,378
------------------------------------------------------------
Thailand--3.3%
  16,700     Advanced Info Service PLC                  238,908
  30,500     BEC World Public Co., Ltd.                 170,465
  62,300     Electricity Generating Public Co.,
                Ltd.                                     79,862
  17,500     PTT Exploration & Production Co.,
                Ltd.                                    107,678
 217,100     Thai Farmers Bank Public Co., Ltd.         292,213
                                                    -----------
                                                        889,126
------------------------------------------------------------
United States--0.6%
  12,800     Apex Silver Mines, Ltd.                    152,000
                                                    -----------
             Total common stocks
                (cost $18,760,563)                   23,399,034
                                                    -----------
PREFERRED STOCKS(a)--10.5%
------------------------------------------------------------
Brazil
  10,200     Companhia Vale do Rio Doce (ADR)           237,048
  31,600     Embratel Participacoes SA (ADR)            588,550
7,908,000    Gerdau Metalurgica SA                      301,433
16,200,000   Gerdau SA                                  320,125
1,300,000    Petrol Brasileiros                         262,637
29,950,000   Sider de Tubarao                           425,031
  19,600     Tele Norte Leste Participacoes SA
                (ADR)                                   349,125
  20,000     Telesp Participacoes SA (ADR)              360,000
                                                    -----------
             Total preferred stocks
                (cost $2,107,771)                     2,843,949
                                                    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of November 30, 1999
(Unaudited)                        PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
------------------------------------------------------------

WARRANTS(a)     Description             Value (Note 1)
------------------------------------------------------------
Indonesia--0.0%
     24,000     PT Bank Pan Indonesia Tbk
                   Expiring 7/8/2002                $       623
------------------------------------------------------------
United States--0.0%
      6,400     Apex Silver Mines, Ltd.
                   Expiring 11/4/2002                         0
                                                    -----------
                Total warrants
                   (cost $0)                                623
                                                    -----------
   ------------------------------------------------------------
RIGHTS(a)
   ------------------------------------------------------------
South Korea--0.0%
      1,227     Keumkang Development Ind. Co.
                   Expiring 12/3/1999                     2,752
      1,243     SK Corp.
                   Expiring 12/10/1999                   12,546
                                                    -----------
                                                         15,298
------------------------------------------------------------
Taiwan--0.0%
     56,800     Compal Electronics, Inc.
                   Expiring 1/4/2000                         38
                                                    -----------
                Total rights
                   (cost $0)                             15,336
                                                    -----------
                Total long-term investments
                   (cost $20,868,334)                26,258,942
                                                    -----------
SHORT-TERM INVESTMENT--2.7%
Principal Amount
(000)
   ------------------------------------------------------------
Repurchase Agreement--2.7%
$       721     Joint Repurchase Agreement
                   Account,
                   5.512%, 12/1/1999
                   (cost $721,000; Note 5)              721,000
                                                    -----------
------------------------------------------------------------
Total Investments--99.6%
                (cost $21,589,334; Note 4)           26,979,942
                Other assets in excess of
                   liabilities--0.4%                    105,527
                                                    -----------
                Net Assets--100%                    $27,085,469
                                                    -----------
                                                    -----------

(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
PLC--Public Limited Company.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of November 30, 1999 was as follows:

Telecommunications....................................   13.9%
Electronic Components.................................   10.0
Steel & Metals........................................    8.3
Banking...............................................    6.9
Mining and Commodities................................    6.9
Conglomerates.........................................    6.0
Oil & Gas Exploration/Production......................    4.9
Chemicals.............................................    4.5
Oil & Gas Production & Refining.......................    4.2
Paper & Forest Products...............................    3.8
Gold Mines............................................    3.5
Computers.............................................    3.4
Beverages.............................................    3.1
Pharmaceuticals.......................................    2.9
Diversified Resources.................................    2.3
Media.................................................    2.3
Computer Software & Services..........................    2.2
Oil & Gas Services....................................    1.6
Financial Services....................................    0.8
Utilities.............................................    0.8
Automobile Manufacturing..............................    0.7
Plastic Products......................................    0.7
Real Estate-Development...............................    0.6
Retail................................................    0.6
Oil Refining & Marketing..............................    0.5
Textiles..............................................    0.5
Insurance.............................................    0.3
Office Equipment & Supplies...........................    0.3
Food Processing.......................................    0.2
Tobacco...............................................    0.2
Short-term investment.................................    2.7
                                                        -----
                                                         99.6%
Other assets in excess of liabilities.................    0.4
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                       PRUDENTIAL DEVELOPING MARKETS FUND
Statement of Assets and Liabilities
(Unaudited)                            PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

Assets                                                                                                        November 30, 1999
Investments, at value (cost $21,589,334)................................................................         $26,979,942
Foreign currency, at value (cost $297,593)..............................................................             296,777
Cash....................................................................................................               1,771
Receivable for investments sold.........................................................................             114,428
Deferred organization costs and other assets............................................................              76,350
Dividends and interest receivable.......................................................................              12,813
Receivable for Series shares sold.......................................................................              11,685
                                                                                                              -----------------
   Total assets.........................................................................................          27,493,766
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................             324,296
Accrued expenses........................................................................................              43,381
Withholding tax payable.................................................................................              27,333
Management fee payable..................................................................................              12,534
Distribution fee payable................................................................................                 586
Payable for Series shares reaquired.....................................................................                 167
                                                                                                              -----------------
   Total liabilities....................................................................................             408,297
                                                                                                              -----------------
Net Assets..............................................................................................         $27,085,469
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................         $     2,091
   Paid-in capital in excess of par.....................................................................          20,921,245
                                                                                                              -----------------
                                                                                                                  20,923,336
   Accumulated net investment loss......................................................................             (91,331)
   Accumulated net realized gain on investments and foreign currency transactions.......................             890,505
   Net unrealized appreciation on investments and foreign currency translations.........................           5,362,959
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................         $27,085,469
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share                                                                     $12.91
      ($429,057 / 33,226 shares of beneficial interest issued and outstanding)..........................
   Maximum sales charge (5% of offering price)..........................................................                 .68
                                                                                                              -----------------
   Maximum offering price to public.....................................................................              $13.59
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share                                                     $12.78
      ($474,710 / 37,152 shares of beneficial interest issued and outstanding)..........................      -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share                                                     $12.78
      ($220,818 / 17,283 shares of beneficial interest issued and outstanding)..........................
   Sales charge (1% of offering price)..................................................................                 .13
                                                                                                              -----------------
   Offering price to public.............................................................................              $12.91
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share                                                     $12.96
      ($25,960,884 / 2,003,541 shares of beneficial interest issued and outstanding)....................      -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Income                          November 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $16,448).....................      $   209,346
   Interest.................................           21,621
                                               -----------------
      Total income..........................          230,967
                                               -----------------
Expenses
   Management fee...........................          147,115
   Distribution fee--Class A................              216
   Distribution fee--Class B................            1,371
   Distribution fee--Class C................              593
   Custodian's fees and expenses............           96,000
   Registration fees........................           21,000
   Audit fee and expenses...................           17,500
   Reports to shareholders..................           12,500
   Legal fees and expenses..................            7,000
   Amortization of organization expenses....            6,308
   Trustees' fees...........................            2,000
   Transfer agent's fees and expenses.......              800
   Miscellaneous............................              481
                                               -----------------
      Total expenses........................          312,884
   Less: expense reimbursement (Note 2).....          (75,582)
                                               -----------------
      Net expenses..........................          237,302
                                               -----------------
Net investment loss.........................           (6,335)
                                               -----------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions..................        2,764,275
   Foreign currency transactions............           36,779
                                               -----------------
                                                    2,801,054
                                               -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments..............................        2,944,442
   Foreign currencies.......................          (29,992)
                                               -----------------
                                                    2,914,450
                                               -----------------
Net gain on investments and foreign
   currencies...............................        5,715,504
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................      $ 5,709,169
                                               -----------------
                                               -----------------

PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                Six Months      June 26, 1998(a)
Increase (Decrease) in             Ended            Through
Net Assets                   November 30, 1999    May 31, 1999
Operations
   Net investment loss......    $    (6,335)      $    (65,589)
   Net realized gain (loss)
      on investment and
      foreign currency
      transactions..........      2,801,054         (2,001,654)
   Net change in unrealized
      appreciation
      (depreciation) of
      investments and
      foreign currencies....      2,914,450          2,448,509
                             -----------------  ----------------
   Net increase in net
      assets resulting from
      operations............      5,709,169            381,266
                             -----------------  ----------------
Series share transactions
   (Note 6)
   Net proceeds from shares
      sold..................      1,022,786         20,346,784
   Cost of shares
      reacquired............       (290,162)          (134,374)
                             -----------------  ----------------
   Net increase in net
      assets from Series
      share transactions....        732,624         20,212,410
                             -----------------  ----------------
Total increase..............      6,441,793         20,593,676
Net Assets
Beginning of period.........     20,643,676             50,000
                             -----------------  ----------------
End of period...............    $27,085,469       $ 20,643,676
                             -----------------  ----------------
                             -----------------  ----------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                   PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements
(Unaudited)                        PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
Prudential Developing Markets Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company presently consisting of two series: Prudential Developing Markets Equity Fund (the 'Series') and Prudential Latin America Equity Fund. The Fund was organized as a business trust in Delaware on October 24, 1997. The Series had no significant operations other than the issuance of 1,250 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $50,000 on June 16, 1998 to Prudential Investments Fund Management LLC ('PIFM'). Prudential Developing Markets Equity Fund commenced investment operations on June 26, 1998.

The investment objective of the Series is to achieve long-term growth of capital through investment in equity related securities of companies whose principal activities are in developing markets throughout the world. Under normal circumstances, the Series intends to invest at least 65% of its total assets in such securities.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadvisor, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Subadvisor.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency losses are included in the reported net realized loss on investment transactions.

Net realized losses on foreign currency transactions represent net foreign exchange losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis.
--------------------------------------------------------------------------------
                                       8

                                 PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements
(Unaudited)                      PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gain on such securities.

Deferred Organization Cost: The Series incurred approximately $62,000 in connection with the organization of the Series. Organization costs are being amortized over a period of 60 months ending June 2003.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net investment loss by $36,779 and decrease accumulated net realized gain on investments and foreign currency transactions by $36,779 for foreign currency gains realized and recognized during the six months ended November 30, 1999. Net investment loss, net realized gain and net assets were not affected by these changes.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the Subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the Subadvisor's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1.25% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended November 30, 1999.

PIMS has advised the Series that for the six months ended November 30, 1999, it received approximately $1,800 and $1,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the six months ended November 30, 1999, it received approximately $200 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS, PIFM and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
                                       9

                                 PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements
(Unaudited)                      PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
PIFM voluntarily agreed to reimburse the Fund in order to reduce total expenses so as not to exceed 2.24%, 2.99%, 2.99% and 1.99% of the average daily net assets of the Class A, Class B, Class C and Class Z shares, respectively, on an annualized basis. For the six months ended November 30, 1999, such reimbursements amounted to $75,582 (0.32% of average net assets; $0.036 per share for Class A, B, C and Z shares).

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended November 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended November 30, 1999, the Series incurred fees of approximately $600 for the services of PMFS. As of November 30, 1999 approximately $160 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended November 30, 1999 were $23,718,424 and $21,775,296, respectively.

The United States federal income tax basis of the Series' investments as of November 30, 1999 was $21,553,714 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $5,354,987 (gross unrealized appreciation--$6,058,114, gross unrealized depreciation--$703,127).

For federal income tax purposes, the Series has a capital loss carryforward at May 31, 1999 of approximately $1,837,800 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. In addition, the Series is electing to treat net currency losses of approximately $86,500 incurred in the seven-month period ended May 31, 1999 as having been incurred in this fiscal year.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Series had a .11% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $721,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Corp., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
--------------------------------------------------------------------------------
                                       10

                                PRUDENTIAL DEVELOPING MARKETS FUND
Notes to Financial Statements
(Unaudited)                     PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------
Of the 2,091,202 shares of beneficial interest issued and outstanding at November 30, 1999, Prudential owned 2,011,980.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A                                  Shares        Amount
--------------------------------------  ---------   ------------
Six months ended November 30, 1999:
Shares sold...........................     48,551   $    560,298
Shares reacquired.....................    (19,394)      (219,463)
                                        ---------   ------------
Net increase in shares outstanding         29,157   $    340,835
                                        ---------   ------------
                                        ---------   ------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold...........................      2,819   $     25,830
                                        ---------   ------------
                                        ---------   ------------
Class B
--------------------------------------
Six months ended November 30, 1999:
Shares sold...........................     26,149   $    296,102
Shares reacquired.....................     (3,714)       (42,090)
                                        ---------   ------------
Net increase in shares outstanding         22,435   $    254,012
                                        ---------   ------------
                                        ---------   ------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold...........................     13,881   $    134,932
Shares reacquired.....................       (414)        (3,466)
                                        ---------   ------------
Net increase in shares outstanding....     13,467   $    131,466
                                        ---------   ------------
                                        ---------   ------------
Class C                                  Shares        Amount
--------------------------------------  ---------   ------------
Six months ended November 30, 1999:
Shares sold...........................     10,911   $    125,783
Shares reacquired.....................       (916)       (10,081)
                                        ---------   ------------
Net increase in shares outstanding          9,995   $    115,702
                                        ---------   ------------
                                        ---------   ------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold...........................     18,225   $    183,754
Shares reacquired.....................    (12,187)      (130,697)
                                        ---------   ------------
Net increase in shares outstanding....      6,038   $     53,057
                                        ---------   ------------
                                        ---------   ------------
Class Z
--------------------------------------
Six months ended November 30, 1999:
Shares sold...........................      3,533   $     40,603
Shares reacquired.....................     (1,480)       (18,528)
                                        ---------   ------------
Net increase in shares outstanding          2,053   $     22,075
                                        ---------   ------------
                                        ---------   ------------
June 26, 1998(a) through
  May 31, 1999:
Shares sold...........................  2,000,257   $ 20,002,268
Shares reacquired.....................        (19)          (211)
                                        ---------   ------------
Net increase in shares outstanding....  2,000,238   $ 20,002,057
                                        ---------   ------------
                                        ---------   ------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       11

                                       PRUDENTIAL DEVELOPING MARKETS FUND
Financial Highlights (Unaudited)       PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
--------------------------------------------------------------------------------

                                                       Class A                       Class B                       Class C
                                              -------------------------     -------------------------     -------------------------
                                                               June 26,                      June 26,                      June 26,
                                               Six Months      1998(a)       Six Months      1998(a)       Six Months      1998(a)
                                                 Ended         Through         Ended         Through         Ended         Through
                                              November 30,     May 31,      November 30,     May 31,      November 30,     May 31,
                                                  1999           1999           1999           1999           1999           1999
                                              ------------     --------     ------------     --------     ------------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......      $10.16         $10.00         $10.09         $10.00         $10.09         $10.00
                                                  -----        --------         -----        --------         -----        --------
Income from investment operations:
Net investment income(d)...................        (.01)(e)       (.05)          (.05)(e)       (.10)          (.07)(e)       (.10)
Net realized and unrealized gain on
   investment and foreign currency
   transactions............................        2.76            .21           2.74            .19           2.76            .19
                                                  -----        --------         -----        --------         -----        --------
   Total from investment operations........        2.75            .16           2.69            .09           2.69            .09
                                                  -----        --------         -----        --------         -----        --------
                                                  -----        --------         -----        --------         -----        --------
Net asset value, end of period.............      $12.91         $10.16         $12.78         $10.09         $12.78         $10.09
                                                  -----        --------         -----        --------         -----        --------
TOTAL RETURN(a)............................       27.07%          1.60%         26.66%           .90%         26.66%           .90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............      $  429         $   41         $  474         $  148         $  221         $   74
Average net assets (000)...................      $  173         $   29         $  274         $   59         $  119         $   27
Ratios to average net assets:(b)
   Expenses, including distribution fees...        2.24%(e)       3.43%          2.99%(e)       4.18%          2.99%(e)       4.18%
   Expenses, excluding distribution fees...        1.99%(e)       3.18%          1.99%(e)       3.18%          1.99%(e)       3.18%
   Net investment loss.....................        (.10)%(e)      (.55)%         (.90)%(e)     (1.21)%        (1.18)%(e)     (1.21)%
Portfolio turnover rate....................          99%           345%            99%           345%            99%           345%
                                                      Class Z
                                             -------------------------
                                                              June 26,
                                              Six Months      1998(a)
                                                Ended         Through
                                             November 30,     May 31,
                                                 1999           1999
                                             ------------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $  10.18       $ 10.00
                                                 ------       --------
Income from investment operations:
Net investment income(d)...................         .00(e)       (.03)
Net realized and unrealized gain on
   investment and foreign currency
   transactions............................        2.78           .21
                                                 ------       --------
   Total from investment operations........        2.78           .18
                                                 ------       --------
                                                 ------       --------
Net asset value, end of period.............    $  12.96       $ 10.18
                                                 ------       --------
TOTAL RETURN(a)............................       27.18%         1.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $ 25,961       $20,380
Average net assets (000)...................    $ 22,972       $18,337
Ratios to average net assets:(b)
   Expenses, including distribution fees...        1.99%(e)      3.18%
   Expenses, excluding distribution fees...        1.99%(e)      3.18%
   Net investment loss.....................        (.04)%(e)     (.38)%
Portfolio turnover rate....................          99%          345%

---------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized.
(b) Annualized.
(c) Commencement of investment operations.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Net of expense subsidy.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds               BULK RATE
Gateway Center Three                 U.S. POSTAGE
100 Mulberry Street                      PAID
Newark, NJ  07102-4077               Permit 6807
(800) 225-1852                       New York, NY

Class     NASDAQ     Cusip
  A         --     74431P108
  B         --     74431P207
  C         --     74431P306
  Z         --     74431P405   MF179E2

(ICON)

Prudential
Latin
America
Equity
Fund

SEMI
ANNUAL
REPORT

Nov. 30, 1999

(LOGO)

A Message from the Fund's President                             January 7, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
Prudential Latin America Equity Fund's Class A shares rose 20.75% over the six-month reporting period ended November 30, 1999. The Fund significantly outperformed the 11.04% return posted by the Lipper Latin American Funds Average.

One of the important contributors to performance was our country allocation decision to concentrate the portfolio around the Mexican and Brazilian markets where we identified the greatest upside opportunities. These two markets were strong outperformers during the period. Our sector and stock selection was also an important contributor to performance. Our portfolio is constructed along a barbell structure of growth stocks and deep value commodity stocks. Both sectors performed extremely well during the year. Our growth stocks were concentrated along the telecom and media sectors, which saw their valuations re-rated upward on a global basis. On the other hand, our commodity stocks performed well as commodity prices worldwide continue to rebound.

In the following report, Portfolio Manager Maria Elena Carrion explains why Prudential Latin America Equity Fund performed so well, and why it may be an important part of an investor's portfolio. Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Latin America Equity Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTO

Maria Elena Carrion
Fund Manager

Investment Goals and Style
Prudential Latin America Equity Fund's objective is long-term growth of capital, which it seeks by investing primarily in equity-related securities of companies domiciled or doing business principally in Latin America. The Fund looks for above-average growth in earnings per share; high return on invested capital; healthy balance sheets; strong competitive advantages; effective research, product development, and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics that will allow the companies to compete successfully in their marketplace. The Fund is subject to all the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

Beginning the period
The Fund's performance during the beginning of the reporting period was helped by its positions in Mexico and Brazil, two of the region's best performing markets. Prospects for the Brazilian economy continued to improve as the country benefited from a decline in interest rates following its currency devaluation earlier in 1999. The Mexican economy continued to show steady growth in what was expected to be a recession year in the Latin America region and further benefited from the sharp rebound in oil prices.

Stock selection protected downside during difficult months
Overall for the period, the big winners in the portfolio were found among the telco, media and technology sectors, paralleling the moves seen in world markets. Some noteworthy outperformers during the period included Telmex and Televisa in Mexico, and TBH, Telespi and Embratel in Brazil.

However, our commodity/cyclical names, such as CVRD and Aracruz in Brazil, and Alfa, Tamsa and G.Mexico in Mexico, helped us also outperform during the difficult third quarter of 1999. As our principal markets in Mexico and Brazil were correcting in excess of 10%, our fund held up pretty well mainly as a result of our overweight position in these names.

Finished very strong
Latin America, as did most regions in emerging markets, rallied to the end of our reporting period--the fall of 1999. Key factors behind the Fund's strong performance at this time was our overweight position, compared to our competitive benchmark, in Brazil and Mexico--each rallied in excess of 15% in
November 1999.	Expressed as a percentage of net assets as of 11/30/99

Five largest Holdings
Expressed as a percentage of net assets as of 11/30/99

Embratel Participacoes SA               6.2%
Brazil--Telecommunications

Sider Nacional Cia                      5.8
Brazil--Steel & Metals

Carso Global Telecom                    5.2
Mexico--Conglomerate

Tubos de Acero de Mexico SA             5.1
Mexico--Metal-Non ferrous

Telecommunicacoes Brasileiras SA        4.7
Brazil--Telecommunications

Looking Ahead
Many opportunities
Our outlook on Latin America continues to be positive. We believe that after the third-quarter 1999 correction, the region offers compelling value. Moreover, Latin American economies are currently at a trough in their economic cycle. This means there is ample room for upside earnings revisions as well as cuts in interest rates.

We anticipate that the Fund will continue to have overweight positions in both Brazil and Mexico. In Mexico, we feel there will be an acceleration in economic growth in the year 2000 so long as the U.S. economy avoids a hard landing, oil prices stay strong, and corporate restructuring continues. In Brazil, the economy is recovering faster than expected, and after a flat 1999, we expect to see a return to stronger growth in the year 2000. We feel the key drivers for growth in Brazil are an extremely competitive currency and lower interest rates.

We will strive to keep our stock holdings in Latin America concentrated around our current barbell strategy: telecommunications stocks, which are cheap relative to global peers while offering higher growth rates, and cyclical/commodity stocks in Mexico and Brazil. These stocks should benefit from rising commodity prices and competitive currencies, providing a nice cushion to the Fund at times of market volatility.

Geographic Concentration
Expressed as a percentage of net assets as of 11/30/99

Brazil                 47.4%
Mexico                 35.4
Chile                   8.0
United States           1.6
Cash & Equivalents      7.6

Performance at a Glance

Cumulative Total Returns1                                  As of 11/30/99

                                             Six               One            Since
                                            Months             Year         Inception2
Class A                                 20.75% (12.88%)  35.63% (26.78%)  12.30% (4.98%)
Class B                                 20.26  (13.31)   34.55  (27.36)   11.00  (5.20)
Class C                                 20.26  (16.13)   34.55  (30.04)   11.00  (7.11)
Class Z                                 20.95  (19.01)   35.83  (33.66)   12.60 (10.80)
Lipper Latin American Fd. Avg.3         11.04            23.23             1.31

Average Annual Total Returns1                                As of 12/31/99

                                One                     Since
                                Year                  Inception2
Class A                    74.06% (71.43%)         19.98%  (18.78%)
Class B                    76.83  (74.05)          20.79    (19.52)
Class C                    79.01  (76.25)          22.36    (21.12)
Class Z                    83.51  (80.74)          24.36    (23.11)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower as indicated in parentheses ( ).

2 Inception date: Class A, B, C, and Z, 6/26/98.

3 Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods in the Latin American Fund category. The Lipper average is unmanaged. Latin American funds concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or a single country within this region.
                                       1

Portfolio of Investments as of             PRUDENTIAL DEVELOPING MARKETS FUND
November 30, 1999 (Unaudited)              PRUDENTIAL LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--92.4%
COMMON STOCKS--54.9%
------------------------------------------------------------
Brazil--14.2%
  14,400     Aracruz Celulose SA (ADR)               $  293,400
     200     Companhia Siderurgica National (ADR)         6,350
   6,000     Companhia Vale Do Rio Doce (ADR)           139,440
11,000,000   Sider Nacional Cia                         377,535
   5,800     Vale Rio Doce Cia                          112,049
                                                     ----------
                                                        928,774
------------------------------------------------------------
Chile--3.7%
   8,500     Sociedad Quimica Y Minera de Chile SA
                (Series B shares) (ADR)                 241,719
------------------------------------------------------------
Mexico--35.4%
  69,000     Alfa Corp. (Series A shares)               299,586
  43,500     Carso Global Telecom (Series A
                shares)                                 341,720
  54,000     Fomento Economico Mexico SA
                (Series B shares)(a)                    202,357
  71,200     GPO Mexico (Series B shares)               294,777
  24,000     Grupo Carso SA de CV (Series A
                shares)                                 111,592
  12,600     Grupo Radio Centro SA (ADR)                 69,300
   5,200     Grupo Televisa SA (ADR)                    253,825
   9,300     Panamerican Beverages, Inc.
                (Series A shares)                       174,375
   2,500     Telefonos de Mexico SA (ADR)
                (Class L Shares)                        231,406
  26,100     Tubos de Acero de Mexico SA (ADR)          330,268
                                                     ----------
                                                      2,309,206
------------------------------------------------------------
United States--1.6%
   9,000     Apex Silver Mines Ltd.                     106,875
                                                     ----------
             Total common stocks
                (cost $2,919,752)                     3,586,574
                                                     ----------
PREFERRED STOCKS--37.5%
------------------------------------------------------------
Brazil--33.2%
12,500,000   Gerdau SA(a)                               247,010
  21,600     Embratel Participacoes SA (ADR)            402,300
5,455,000    Gerdau Metalurgica SA(a)                $  207,931
 900,000     Petrol Brasileiros(a)                      181,825
20,750,000   Sider De Tubarao(a)                        294,471
  15,400     Tele Norte Leste Participacoes SA(a)       274,313
   3,400     Telecomunicacoes Brasileiras SA(a)
                (ADR)                                   308,550
  14,100     Telesp Participacpoes SA (ADR)             253,800
                                                     ----------
                                                      2,170,200
------------------------------------------------------------
Chile--4.3%
  41,300     Antofagasta Holdings(a)                    276,442
                                                     ----------
             Total preferred stocks
                (cost $1,818,027)                     2,446,642
                                                     ----------
WARRANTS
------------------------------------------------------------
United States
             Apex Silver Mines Limited(a)
   4,500     Warrants expiring November 2002                  0
                                                     ----------
             Total long-term investments
                (cost $4,737,779)                     6,033,216
Principal Amount
(000)
SHORT-TERM INVESTMENTS--6.2%
------------------------------------------------------------
Repurchase Agreement
United States
 408,000     Joint Repurchase Agreement Account,
                5.512%, 12/01/99
                (cost $408,500; Note 5)                 408,000
                                                     ----------
------------------------------------------------------------
Total Investments, Net of Outstanding Options Written--98.6%
             (cost $5,145,779; Note 4)                6,441,216
             Other assets in excess of
                liabilities--1.4%                        90,006
                                                     ----------
             Net Assets--100%                        $6,531,222
                                                     ----------
                                                     ----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     2

PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL LATIN AMERICA EQUITY FUND
Portfolio of Investments as of November 30, 1999 (Unaudited)
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of November 30, 1999 was as follows:

Telecommunications....................................   22.5%
Steel & Metals........................................   19.1
Mining................................................   12.5
Manufacturing.........................................    6.2
Conglomerate..........................................    5.2
Food Processing.......................................    5.1
Forest & Paper........................................    4.5
Media.................................................    3.9
Chemicals.............................................    3.7
Business & Public Service.............................    3.1
Oil & Gas Exploration/Production......................    2.8
Beverages.............................................    2.7
Publishing, Broadcasting & Advertising................    1.1
Short-term investment.................................    6.2
                                                        -----
                                                         98.6%
Other assets in excess of liabilities.................    1.4
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Statement of Assets and Liabilities        PRUDENTIAL DEVELOPING MARKETS FUND
(Unaudited)                                PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------

Assets                                                                                                          November 30, 1999
Investments, at value (cost $5,145,779).................................................................         $ 6,441,216
Foreign currency, at value (cost $4,196)................................................................               4,187
Cash....................................................................................................                  31
Due from Manager........................................................................................              71,737
Deferred organization costs and other assets............................................................              32,589
Receivable for Series shares sold.......................................................................              28,575
Dividends and interest receivable.......................................................................               2,918
                                                                                                              -----------------
   Total assets.........................................................................................           6,581,253
                                                                                                              -----------------
Liabilities
Accrued expenses........................................................................................              48,295
Payable for investments purchased.......................................................................               1,110
Distribution fee payable................................................................................                 439
Withholding taxes payable...............................................................................                 187
                                                                                                              -----------------
   Total liabilities....................................................................................              50,031
                                                                                                              -----------------
Net Assets..............................................................................................         $ 6,531,222
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................         $       581
   Paid-in capital in excess of par.....................................................................           5,571,065
                                                                                                              -----------------
                                                                                                                   5,571,646
   Accumulated net investment loss......................................................................            (115,143)
   Accumulated net realized loss on investments and foreign currency transactions.......................            (220,589)
   Net unrealized appreciation on investments and foreign currency translations.........................           1,295,308
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................         $ 6,531,222
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($259,280 / 23,095 shares of beneficial interest issued and outstanding)..........................              $11.23
   Maximum sales charge (5% of offering price)..........................................................                 .59
                                                                                                              -----------------
   Maximum offering price to public.....................................................................              $11.82
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($446,314 / 40,224 shares of beneficial interest issued and outstanding)..........................              $11.10
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($137,758 / 12,415 shares of beneficial interest issued and outstanding)..........................              $11.10
   Sales charge (1% of offering price)..................................................................                 .11
                                                                                                              -----------------
   Offering price to public.............................................................................              $11.21
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($5,687,870 / 505,114 shares of beneficial interest issued and outstanding).......................              $11.26
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL LATIN AMERICA EQUITY FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                               Six Months
                                                  Ended
Net Investment Income                       November 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $3,540)...................      $    23,213
   Interest..............................            5,727
                                            -----------------
      Total income.......................           28,940
                                            -----------------
Expenses
   Management fee........................           33,884
   Distribution fee--Class A.............              186
   Distribution fee--Class B.............            1,338
   Distribution fee--Class C.............              259
   Custodian's fees and expenses.........           66,000
   Registration fees.....................           18,500
   Audit fee and expenses................           17,500
   Reports to shareholders...............           11,000
   Legal fees and expenses...............            5,600
   Amortization of organizational
      expenses...........................            4,505
   Trustees' fees........................            1,750
   Transfer agent's fees and expenses....              900
   Miscellaneous.........................              408
                                            -----------------
      Total expenses.....................          161,830
   Less: Expense subsidy.................         (105,622)
                                            -----------------
      Net expenses.......................           56,208
                                            -----------------
Net investment loss......................          (27,268)
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions...............          441,976
   Foreign currency transactions.........          (25,519)
                                            -----------------
                                                   416,457
                                            -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...........................          702,383
   Foreign currencies....................              (99)
                                            -----------------
                                                   702,284
                                            -----------------
Net gain on investments and foreign
   currencies............................        1,118,741
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations                      $ 1,091,473
                                            -----------------
                                            -----------------

---------------
(a) Commencement of investment operations.


PRUDENTIAL DEVELOPING MARKETS FUND
PRUDENTIAL LATIN AMERICA EQUITY FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                Six Months      June 26, 1998(a)
Increase (Decrease) in             Ended            Through
Net Assets                   November 30, 1999    May 31, 1999
Operations
   Net investment loss......    $   (27,268)      $   (204,372)
   Net realized gain (loss)
      on investment and
      foreign currency
      transactions..........        416,457           (727,281)
   Net change in unrealized
      appreciation of
      investments and
      foreign currencies....        702,284            593,024
                             -----------------  ----------------
   Net increase (decrease)
      in net assets
      resulting from
      operations............      1,091,473           (338,629)
                             -----------------  ----------------
Series share transactions
   (Note 6)
   Net proceeds from shares
      sold..................      1,027,207          5,502,477
   Cost of shares
      redeemed..............       (620,208)          (181,098)
                             -----------------  ----------------
   Net increase in net
      assets from Series
      share transactions....        406,999          5,321,379
                             -----------------  ----------------
Total increase..............      1,498,472          4,982,750
Net Assets
Beginning of period.........      5,032,750             50,000
                             -----------------  ----------------
End of period...............    $ 6,531,222       $  5,032,750
                             -----------------  ----------------
                             -----------------  ----------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Notes to Financial Statements            PRUDENTIAL DEVELOPING MARKETS FUND
(Unaudited)                              PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------
Prudential Developing Markets Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company presently consisting of two series: Prudential Developing Markets Equity Fund and Prudential Latin America Equity Fund (the 'Series'). The Fund was organized as a business trust in Delaware on October 24, 1997. The Series had no significant operations other than the issuance of 1,250 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $50,000 on June 16, 1998 to Prudential Investments Fund Management LLC ('PIFM'). Prudential Latin America Equity Fund commenced investment operations on June 26, 1998.

The investment objective of the Series is to achieve long-term growth of capital through investments in equity related securities of companies domiciled in or doing business principally in Latin America. 'Latin America' is defined as Mexico and all countries located in Central America and South America. Under normal circumstances, the Series intends to invest at least 65% of its total assets in such securities.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadvisor, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Subadvisor. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency losses are included in the reported net realized loss on investment transactions.
Net realized losses on foreign currency transactions represent net foreign exchange losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on foreign currencies.
--------------------------------------------------------------------------------
                                       6

Notes to Financial Statements           PRUDENTIAL DEVELOPING MARKETS FUND
(Unaudited)                             PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In addition, certain countries impose taxes on capital gains realized on the sale of portfolio securities, and as such, taxes have been accrued on the unrealized gain on such securities.

Deferred Organization Cost: The Series incurred approximately $45,000 in connection with the organization of the Series. Organization costs are being amortized over a period of 60 months ending June 2003.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net investment loss by $25,519 and decrease accumulated net realized loss on investments and foreign currency transactions by $25,519 for foreign currency losses realized and recognized druing the six months ended November 30, 1999. Net investment loss, net realized loss and net assets were not affected by these changes.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the Subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the Subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1.25% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended November 30, 1999.

PIMS has advised the Series that it has received approximately $360 and $1,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended November 30, 1999.
PIMS has advised the Series that for the six months ended November 30, 1999, it has received $50 in contingent deferred sales charges imposed
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements             PRUDENTIAL DEVELOPING MARKETS FUND
(Unaudited)                               PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------
upon redemptions by Class B shareholders. No contingent deferred sales charges were imposed upon redemptions by Class C shareholders.

PIMS, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

PIFM voluntarily agreed to reimburse the Fund in order to reduce total expenses so as not to exceed 2.24%, 2.99%, 2.99% and 1.99% of the average daily net assets of the Class A, Class B, Class C and Class Z shares, respectively, on an annualized basis. For the year ended November 30, 1998, such reimbursements amounted to $105,622 (1.95% of average net assets; $.18 per share for Class A, B, C and Z shares).

As of March 11, 1999, the Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Series did not borrow any amounts pursuant to either agreement during the six months ended November 30, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended November 30, 1999, the Series incurred fees of approximately $778 for the services of PMFS. As of November 30, 1999 approximately $150 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1999 were $6,531,269 and $6,032,409, respectively.

The United States federal income tax basis of the Series' investments as of November 30, 1999 was $5,149,880 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $1,291,336 (gross unrealized appreciation--$1,315,729, gross unrealized depreciation--$24,393).

For federal income tax purposes, the Series has a capital loss carryforward at May 31, 1999 of approximately $640,200 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. In addition, the Series is electing to treat net currency losses of approximately $60,200 incurred in the six months ended May 31, 1999 as having been incurred in this fiscal year.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Series had a .06% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $408,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

Bear, Stearns & Co. Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Corp., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements           PRUDENTIAL DEVELOPING MARKETS FUND
(Unaudited)                             PRUDENTIAL LATIN AMERICA EQUITY FUND
--------------------------------------------------------------------------------
C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Of the 580,848 shares of beneficial interest issued and outstanding at November 30, 1999, Prudential owned 500,027.
The Series has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A                                   Shares       Amount
----------------------------------------  -------    ----------
Six months ended November 30, 1999:
Shares sold.............................   16,507    $  169,158
Shares reacquired.......................   (5,982)      (57,688)
                                          -------    ----------
Net increase in shares outstanding
  before conversion.....................   10,525    $  111,470
Shares issued upon conversion from Class
  B.....................................    2,229        21,674
                                          -------    ----------
Net increase in shares outstanding......   12,754    $  133,144
                                          -------    ----------
                                          -------    ----------
June 26, 1998(a) through
  May 31, 1999:
Shares sold.............................   12,779    $  119,093
Shares reacquired.......................   (3,688)      (33,811)
                                          -------    ----------
Net increase in shares outstanding......    9,091    $   85,282
                                          -------    ----------
                                          -------    ----------
Class B
----------------------------------------
Six months ended November 30, 1999:
Shares sold.............................   47,616    $  469,248
Shares reacquired.......................  (30,485)     (288,868)
                                          -------    ----------
Net increase in shares outstanding
  before conversion.....................   17,131    $  180,380
Shares reacquired upon conversion into
  Class A...............................   (2,251)      (21,674)
                                          -------    ----------
Net increase in shares outstanding......   14,880    $  158,706
                                          -------    ----------
                                          -------    ----------
Class B                                   Shares       Amount
----------------------------------------  -------    ----------
June 26, 1998(a) through
  May 31, 1999:
Shares sold.............................   38,116    $  339,380
Shares reacquired.......................  (14,022)     (126,738)
                                          -------    ----------
Net increase in shares outstanding......   24,094    $  212,642
                                          -------    ----------
                                          -------    ----------
Class C
----------------------------------------
Six months ended November 30, 1999:
Shares sold.............................   31,283    $  291,524
Shares reacquired.......................  (20,532)     (193,641)
                                          -------    ----------
Net increase in shares outstanding......   10,751    $   97,883
                                          -------    ----------
                                          -------    ----------
June 26, 1998(a) through
  May 31, 1999:
Shares sold.............................      414    $    4,264
                                          -------    ----------
                                          -------    ----------
Class Z
----------------------------------------
Six months ended November 30, 1999:
Shares sold.............................    9,741    $   97,277
Shares reacquired.......................   (7,950)      (80,011)
                                          -------    ----------
Net increase in shares outstanding......    1,791    $   17,266
                                          -------    ----------
                                          -------    ----------
June 26, 1998(a) through
  May 31, 1999:
Shares sold.............................  504,850    $5,039,740
Shares reacquired.......................   (2,777)      (20,549)
                                          -------    ----------
Net increase in shares outstanding......  502,073    $5,019,191
                                          -------    ----------
                                          -------    ----------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       9

                                          PRUDENTIAL DEVELOPING MARKETS FUND
Financial Highlights (Unaudited)          PRUDENTIAL LATIN AMERCIA EQUITY FUND
--------------------------------------------------------------------------------

                                                                                 Class A                    Class B
                                                                    ---------------------------------     ------------
                                                                     Six Months                            Six Months
                                                                       Ended         June 26, 1998(a)        Ended
                                                                    November 30,         through          November 30,
                                                                      1999(d)        May 31, 1999(d)        1999(d)
                                                                    ------------     ----------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................       $ 9.30             $10.00             $ 9.23
                                                                        -----              -----              -----
Income from investment operations:
Net investment loss.............................................         (.06)(e)           (.20)              (.09)(e)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions................................         1.99               (.50)              1.96
                                                                        -----              -----              -----
   Total from investment operations.............................         1.93               (.70)              1.87
                                                                        -----              -----              -----
                                                                        -----              -----              -----
Net asset value, end of period..................................       $11.23             $ 9.30             $11.10
                                                                        -----              -----              -----
TOTAL RETURN(b).................................................        20.75%             (7.00)%            20.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................       $  259             $   96             $  446
Average net assets (000)........................................       $  149             $   36             $  268
Ratios to average net assets:(c)
   Expenses, including distribution fees........................         2.24%(e)           8.72%              2.99%(e)
   Expenses, excluding distribution fees........................         1.99%(e)           8.47%              1.99%(e)
   Net investment loss..........................................        (1.28)%(e)         (2.61)%            (1.94)%(e)
For Class A, B, C and Z shares:
Portfolio turnover rate.........................................          120%               448%               120%


                                                                  June 26, 1998(a)
                                                                      through
                                                                  May 31, 1999(d)
                                                                  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................       $10.00
                                                                        -----
Income from investment operations:
Net investment loss.............................................         (.29)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions................................         (.48)
                                                                        -----
   Total from investment operations.............................         (.77)
                                                                        -----
                                                                        -----
Net asset value, end of period..................................       $ 9.23
                                                                        -----
TOTAL RETURN(b).................................................        (7.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................       $  234
Average net assets (000)........................................       $   68
Ratios to average net assets:(c)
   Expenses, including distribution fees........................         9.47%
   Expenses, excluding distribution fees........................         8.47%
   Net investment loss..........................................        (3.95)%
For Class A, B, C and Z shares:
Portfolio turnover rate.........................................          448%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Net of expense subsidy.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                          PRUDENTIAL DEVELOPING MARKETS FUND
Financial Highlights (Unaudited)          PRUDENTIAL LATIN AMERCIA EQUITY FUND
--------------------------------------------------------------------------------

                                                                                 Class C                    Class Z
                                                                    ---------------------------------     ------------
                                                                     Six Months                            Six Months
                                                                       Ended         June 26, 1998(a)        Ended
                                                                    November 30,         through          November 30,
                                                                      1999(d)        May 31, 1999(d)        1999(d)
                                                                    ------------     ----------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................       $ 9.23             $10.00             $ 9.31
                                                                        -----              -----              -----
Income from investment operations:
Net investment loss.............................................         (.11)(e)           (.46)              (.05)(e)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions................................         1.98               (.31)              2.00
                                                                        -----              -----              -----
   Total from investment operations.............................         1.87               (.77)              1.95
                                                                        -----              -----              -----
                                                                        -----              -----              -----
Net asset value, end of period..................................       $11.10             $ 9.23             $11.26
                                                                        -----              -----              -----
TOTAL RETURN(b).................................................        20.26%             (7.70)%            20.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................       $  138             $   15             $5,688
Average net assets (000)........................................       $   52             $   11             $4,953
Ratios to average net assets:(c)
   Expenses, including distribution fees........................         2.99%(e)           9.47%              1.99%(e)
   Expenses, excluding distribution fees........................         1.99%(e)           8.47%              1.99%(e)
   Net investment loss..........................................        (2.21)%(e)         (6.07)%             (.94)%(e)


                                                                  June 26, 1998(a)
                                                                      through
                                                                  May 31, 1999(d)
                                                                  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................       $10.00
                                                                        -----
Income from investment operations:
Net investment loss.............................................         (.40)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions................................         (.29)
                                                                        -----
   Total from investment operations.............................         (.69)
                                                                        -----
                                                                        -----
Net asset value, end of period..................................       $ 9.31
                                                                        -----
TOTAL RETURN(b).................................................        (6.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................       $4,687
Average net assets (000)........................................       $4,207
Ratios to average net assets:(c)
   Expenses, including distribution fees........................         8.47%
   Expenses, excluding distribution fees........................         8.47%
   Net investment loss..........................................        (5.16)%

---------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Net of expense subsidy.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc

David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

Class   NASDAQ     Cusip
  A       --     74437M109
  B       --     74437M208
  C       --     74437M307
  Z       --     74437M406  MF180E2


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